NASDAQ: TGAN Leading the GaN Revolution Business and Investor Update May, 2022 l NASDAQ: TGAN

NASDAQ: TGAN Safe Harbor Statement • This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Transphorm, Inc. (“Transphorm”) or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions. This presentation is intended solely for the purposes of familiarizing investors with Transphorm. This presentation is not an offer to sell nor does it seek an offer to buy any securities. • This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding Transphorm’s business strategy, plans and objectives for future operations, expectations regarding its total addressable market, products, and competitive position, are forward- looking statements. The words “may,” “will,” “estimate,” “expect,” “plan,” “believe,” “potential,” “predict,” “target,” “should,” “would,” “could,” “continue,” “believe,” “project,” “intend” or similar terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. • Transphorm may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These statements are based upon management’s current expectations, assumptions and estimates, and are not guarantees of future results or the timing thereof. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including risks and uncertainties related to Transphorm’s business and financial performance and cash flows and its ability to reduce operating losses and achieve profitability, attract and retain customers, continue commercial production, continue to access funding sources to finance operations, continue having access to third party manufacturers, develop new products, enhance existing products, compete effectively, manage growth and costs, and execute on its business strategy. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended December 31, 2021, filed with the Securities and Exchange Commission on February 10, 2022 • The information contained herein is provided only as of the date on which this presentation is made and is subject to change. Transphorm is not under any obligation, except as may be required by law, to update or otherwise revise the information after the date of this presentation. Transphorm has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and accordingly cannot guarantee their accuracy or completeness. 2

# Key Investment Highlights

## GaN Power Semiconductor Pioneer and Leader

### Disruptive Technology

GaN Enables Next Generation Power Conversion Solutions – 99% Efficiency[1], 50% More Compact/Lightweight, Lower System Cost

### Large Market Opportunity

Transphorm's GaN Solutions will Enable the Future of Electric Vehicles and Fast-charging for 5G – Contributing to GaN TAM growing to $6B[2] in 2026

### Validation From Blue Chip Partners and Customers

Including KKR, Marelli, Yaskawa, SAS, Nexperia, Microchip, Diodes and the U.S. DoD(Navy), DOE


GaN
REVOLUTION

### Ramping Commercially with Strong Manufacturing Base

Technology and Product Development completed, Integrated Manufacturing, $24.1M FY-22 Revenues, Target >50% LT CAGR

### Best-In-Class Differentiated GaN Technology + Industry's Strongest IP Position

IP Portfolio Appraised in Excess of $200M[3]
Leader in Quality + Reliability, > 40 Billion Field hours, Silicon-like Reliability[4]

### Team Led by World-Renowned GaN Experts

Proven Leadership, 18 PhDs and Over 300 Years of GaN Expertise

1 Measured TGAN >99% efficient power stages, commercial implementations
2 See slide 10 on GaN TAM Analysis
3 2021 Analysis done for GaN portfolio using Intracom Group Intellectual Property Solutions' patent valuation models based on 27 independent criteria, value consists of Transphorm's owned or exclusively licensed patents (non-exclusive patents not included)
4 Based on field performance, low power and high power GaN, FIT (Failure in Time) < 0.3 / Billion hours

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NASDAQ: TGAN Target Operating Model Building a High-Growth, Product Driven Cash Generating Business Product Revenue Product Revenue 90%+ Targeting 200% CAGR Annual Product Revenue Growth 17% • Rapid top-line growth and GaN adoption across multiple end markets • OpEx for continued development of best-in-class products and IP portfolio • CAPEX investment for increased scale Target Model: 5-year CAGR range: 50%+ Gross Margin: 40%+ Operating Margin: 20%+ Free Cash Flow: 10%+ Operating Guidelines: 4

NASDAQ: TGAN Targeting $3 Billion Power Market Opportunity in 2023 Upside to TAM from Electric Vehicle Powertrain starting in 2025 End Market Applications and GaN Benefits Power Adapters | Compute • Fast charging • Lower thermals/ smaller form factor • Lower system cost Data Center | Comm Infrastructure | Crypto-Mining • Ability to double available power in standardized server and 5G telecom form factors • Enable Titanium-class efficiency EU requirement Broad Industrial • Reduces size/weight of systems • More efficient charging for battery and/or battery- powered equipment and vehicles Near Term Long Term 5 Automotive EV and Charging | + EV Powertrain from 2025 • Reduces size/weight of on- board chargers, power converters and power inverters • Resulting in longer distance per charge End customers already in Production with TPH GaN– 45W to 4 kW

NASDAQ: TGAN Broad Industrial/Other Renewable Datacenters EV Mobility/Charging 3 Power Adapters (Mobile/Laptops) Consumer (Computing/Gaming) EV Non-Drive and Level 2 Charging only Power Adapters (Mobile/Laptops) Renewable Consumer (Computing/Gaming) Broad Industrial/Other Power Semiconductor Total GaN Opportunity1 A Breakdown of the Market and Transphorm GaN TAM Power Market TAM $4.5B $1.8B (TPH GaN)1 GaN TAM ($1.8B) $335 M $223 M $542 M $291 M $215 M $195 M Power Market TAM $8.6B $6B (TPH GaN)2 $735 M $2.7B $1.06 B $570 M $576 M $293 M 2021 2026 GaN TAM ($6.0B) 1 Market access based on current, future device offerings with operations to support shipments. Does not include the adoption of GaN technology nor Transphorm’s yearly adoption rate 2 Shows the breakout; potential GaN market sizes, does not include any adoption rate 3 Includes modules for EV inverter and EV fast charging starting in 2024 and beyond 4 See appendix for references 6 Datacenters

# Transphorm Advantage: Enabling Customers by Taking GaN Benefits to the Next Level

## Faster, Smaller, More Efficient and Robust Solutions

| Intrinsic Benefits of GaN | |
|---|---|
| Performance | • Field-proven best-in-class efficiency<br>• Demonstrated and in volume over wide power levels |
| Quality & Reliability | • JEDEC + AEC-Q101, best-in-class robustness<br>• < 0.3 FIT \| > 40B hours |
| Volume Production Capability | • In-house GaN supply, vertically integrated value chain<br>• Capacity to support higher unit volumes |
| Comprehensive Product Portfolio | • Products span low-to-high power, 45W to +10kW<br>• Only company with 900V GaN, 1200V and short circuit in R&D |
| Ease of Drivability and Design-in | • Compatibility with standard Silicon packages w/ superior thermal heatsink capability<br>• Growing number of reference designs and IC partners |
| Patent & IP Coverage | Industry's strongest GaN IP position with >1K patents<br>• From material and process to design and application |

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NASDAQ: TGAN TGAN Owns GaN Wafer Production Supply Chain Asset-Light, Vertically Integrated Manufacturing Driving Innovation Transphorm (JV) 3. Wafer fab - AFSW (GaN with Si-like yields1) Transphorm 1. GaN FET design (Safe Normally Off, Robust, High Performance, Easy to interface) Transphorm 2. Core Epi wafer starting material and manufacturing (Multiple MOCVD Reactors, 6”, 8” capable) Sub-con partners 4. Packaging (Use Multiple OSATs, with TGAN IP) Transphorm and Partners 5. Applications-driven resources (Easy to Design for Partners) 8 1) P. Parikh et. al., GaN Power Commercialization with Highest Quality-Highest Reliability 650V HEMTs- Requirements, Successes and Challenges, 2018 IEEE International Electron Devices Meeting (IEDM), Dec 2018

# Comprehensive GaN Product Portfolio: 45 W to +10 kW

**TGAN Core Platform Spanning the Power Spectrum: Wide breadth of 650V, 900V JEDEC/AEC-Q101 Qualified Products, 1200V and short circuit in R&D**



Power Level (Logarithmic)
100kW
10kW
1kW
100W
10W
Wall Plug Adapter
Fast / Other Charger Adapter
Servo Motor Drive
Consumer/Computing PSU (gaming)
Electric 2/3 Wheelers, Charging
Server, Mining Telecom PSU UPS
DC-DC On-board Charger
Drivetrain Inverter

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# TPH GaN vs. e-mode GaN: Why We Win!

| Key Factors | Silicon MOSFET | e-mode GaN | Transphorm GaN FET |
|---|---|---|---|
| Ease of use (std. drivers, agnostic to controllers) | ● (Strong) | ◐ (Weak / Medium) | ● (Strong) |
| Size (form factor) and Speed (frequency) | ● (Weak) | ● (Strong) | ● (Strong) |
| Performance (efficiency)[1] | ● (Weak) | ◐ (Strong / Medium) | ● (Strong) |
| Added BoM components (cost)[2] | ● (Strong) | ◐ (Weak / Medium) | ● (Strong) |
| Reliability and Robustness[3] | ● (Strong) | ◐ (Strong / Medium) | ● (Strong) |

● Strong
● Medium
● Weak

[1,2]Based on multiple public and internal reference designs, https://www.transphormusa.com/en/reference-design/tsadp-sil-usbc-65w-rd/
[3]Impact of OFF-state Gate Bias on Dynamic $R_{on}$ of p-GaN Gate HEMT (33rd ISPSD, 2021)

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NASDAQ: TGAN TGAN FET: Higher Range, Reliability & Performance Spanning Low to High Power Why Transphorm Wins: • Transphorm adopted in many more markets • “e-mode” input interface is weaker – hard to operate in widely used TO Packages for higher power • Superior Dynamic performance from TGAN FET – Strong performance, from smaller GaN die • Proven reliability & manufacturing for scaled device – 10 kW capable single GaN device in production Markets GaN IC GaN FET Power Range TGAN Wins Adapters 30-250W Datacenters 800-3200W Gaming (Desktop) 1600W Crypto mining 1600-3600W Industrial (≥ 500 W) 500-3000W Aerospace 420-1200W In Production1 1. Based on our best knowledge of released products and in volume production with customers’ systems 11

NASDAQ: TGAN Myths/Mis-information Myths Clarified: “IC” or Discrete Integrated or Other – Performance/Ease of Use/Reliability/Cost is what matters Normally off: “e-mode/ d-mode” Drivers/ Integration Fact: Customer/Application demands Normally off Transistor. TGAN FETs are Normally Off - just like MOSFETS Fact: GaN FET solution proven higher performance. For example, in comparable adapter solutions. Fact: Many modern controllers have drivers integrated (free), TGAN FETs – No extra driver or interfacing need, and where drivers needed, it is a Silicon- like interface. 12 TPH GaN FET vs. GaN IC Performance

NASDAQ: TGAN Transphorm GaN FET Outperforms the Competition SuperGaN® offers reduced power loss (25-38%) over SiC FETs Test profile: ½ Br. Synchronous boost converter, 240V:400V, 70 KHz Device Power Loss Comparison (9.2 kW) (Limited due to SiC FET junction temperature) GaN FET: Faster Switching / Higher Efficiency / Lower Loss SiC SiC MOSFET SuperGaN 180 160 140 120 100 80 60 40 20 0 P o w e r Lo ss ( W ) 13 164 129.4 101.5 Recent 3rd party independent validation: 15-20% loss reduction (0.5-1% point efficiency improvement) at 5 kW in a resonant converter 1 1. PCIM 2022, Technical Paper, Alejandro Llop et. al., “A Comparison among Wide Bandgap Devices using a CLLLC Bidirectional Resonant Converter”

# Customers Select Transphorm GaN

## Efficient, Reliable, Highest Performance, East of Drivability and Designability


CORSAIR
AX1600i

"The Corsair AX1600i is the **best PSU** that money can buy today, period."
tom's HARDWARE



"Ease of drivability and designability—does not require custom drivers. Proven reliability — JEDEC and AEC-Q101"

"Based largely on the power semiconductors' proven quality and reliability as well as the team's reputation for successful collaboration,"
TDK



"Transphorm's GaN within a totem-pole PFC configuration proved the **most reliable**, highest performing solution possible today,"
bel POWER SOLUTIONS & PROTECTION



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# Leadership in High-Power GaN – Secured new PO >500,000 units

## Efficient, Reliable, High Performance, Patented GaN Architecture

### Block Chain Computing – Power Hungry Systems requiring Titanium efficiency



3kW+

Efficiency, Reliability



- Consumes ~120 TWh, equivalent to small country
- TGAN solutions can enable up to 1% higher efficiency
- 230 $V_{AC}$ (> 125 lbs of $CO_2$ emissions / TGAN Device[1])
  - Greater than 50,000 metric tons in 2022

### Data Center Server Power – We have enabled Titanium performance for > 4 years


80
PLUS
TITANIUM


$103K saved

- 5 MW Data center, $103K saved / year, 397 tons reduced carbon footprint[2]
- Regulations like EU Ecodesign[3] in 2023 expected to accelerate GaN adoption
  - Increased order from existing customer

Notes:
1) Based on company estimates done for a 5MW data center.
2) Based on existing rectifiers with 92% efficiency | Source: EPA estimated one kWh produces 1.52 pounds of carbon dioxide (excl. line-losses).
3) European Union's Ecodesign Directive (Directive 2009/125/EC).

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# GaN Enables Future of Next-Gen Electric Vehicles

**EV challenges for existing Silicon-based solutions**

**Lower Watts / Cubic Inch**

+

**Power Loss**

+

**Heat Constraints**

+

**Limited Driving Distance**

=

**Higher Cost & Power Demand**

SuperGaN

**Transphorm Gen IV**
**650V 35mΩ GaN FET**

- **Automotive qualified (AEC) today**

- **Charger / Converter / Inverters for EVs**
- **Staying ahead: R&D for 1200V [1] with GaN for higher battery voltage EVs (taking on SiC higher Voltage FETs)**

***Faster Charging & Increased Range w/ GaN***

**Future of EV with GaN-based solutions**

**GaN-enabled Power Solution Benefits[1]:**

- **2x More Watts / Cubic Inch, Faster Charging**
- **Less Power Loss (~20%)**
- **Reduced Size (~50%)**
- **Increased Range**

1) Program Management Update: January 2016, High efficiency high-density GaN-based 6.6kW bidirectional on-board charger for PEVs DOE Award number DE-EE0006834

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# Accelerating Opportunity for GaN Enabled Power in EV

## GaN Opportunities in EV


DC-AC Aux Inverter
On Board Charger (OBC)
DC-DC Aux. Power Module
EV Powertrain

## Addressable GaN $ Content/EV[2]


~$70
~$200
2022E
2025-26E

- **Well-positioned for automotive opportunity with leading products, strategic partners**
- **EV Adoption increasing to 32 million (44 million - hyper adoption) vehicles by 2030[1]**

***Transphorm GaN AEC-Q101 (Automotive) Qualified NOW***

1 IHS and Goldman Sachs Global Investment Research
2 Transphorm company internal estimates, 2022 includes OBC/DCBC, 2025 includes inverter (100kw)

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NASDAQ: TGAN 0 1000 2000 3000 4000 5000 Jan-Mar'20 Apr-Jun'20 Jul-Sep'20 Oct-Dec'20 Jan-Mar'21 Apr-Jun'21 Jul-Sep'21 Oct-Dec'21 Jan-Mar'22 $ , i n T h o u sa n d s Product Revenue - 9 Successive Quarters of Growth Strong QoQ of Product Revenue Growth • Maintaining leadership in higher power markets (1-5kW segment): Captured recent >500,000 units order (1 large device ~ 8 smaller Adapter/charger devices) • Gain share in Adapter/chargers with superior performance, strong solutions partners P ro d u ct r e ve n u e 18

# Key Business Focus – Scaling Product Revenue

***Focus on Product Revenue Growth, Supply Chain and Expanding Capacity***

| Key focus area | Achieved | Comments |
|---|---|---|
| **1. Revenue/Products** | ✓ **$4M Products (Total $4.93M)** | • 9th sequentially higher Qtr.<br>• Robust demand, strong backlog |
| **2. Adapters/Chargers: Design-ins, Production, Solutions (45W – 250W)** | ✓ **Design-Ins: >55 (>5 added)**<br>✓ **In Production: >20**<br>✓ **Solutions/Ref designs: >12** | • Laptop win, 50K units PO<br>• Easy to use, no added driver, Small die vs. e-mode<br>• Pilot wins at major Tier 1s |
| **3. High power: Design-Ins, Production, Ref. Designs (300W-4kW)** | ✓ **Design-Ins: >35 (> 5 added)**<br>✓ **In Production: >15**<br>✓ **Eval kits/Ref designs: >8 (1-4kW)** | • >500K units PO for 3kW+<br>• >50% of revenue High Power<br>• Next: Expand & Dominate |
| **4. Product SKUs and Qualification** | ✓ **Total: 17 (AEC qualified: 3)**<br>✓ **1200V R&D Demo (@ Major IEEE Conf.)** | • Broadest offering (650/900V),<br>• Compact surface-mount & thermally robust TOs<br>• Next: Gen5 AEC qualification |
| **5. Capacity Proof Points** | ✓ **Lower power (PQFN) – multiple sources in place**<br>✓ **Higher power (TO247) –1st 5 months of CY'22 > all of CY'21** | • Focus - Supply chain management<br>• Epi , Fab Wafer capacity expansion ongoing |

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NASDAQ: TGAN Key Business Update – Strategic Partnerships Manufacturing, Capacity Increase Partnerships • Global Wafers (Partner) – Epiwafer expansion on track (completion in mid-CY 2023) • AFSW Fab (Transphorm’s JV) – Managing with GaNovation (Financial-Strategic partner) and planning for increases in 2H’CY 22 and 2023 to keep up with increasing demand Industrial and Automotive • Yaskawa (Industrial) – Program aligned for cost effective innovative solutions for robotic applications • Development funding to be completed • Nexperia (Automotive focus) – Continued epi and fab wafer supply, next milestone Gen5 AEC qual, Marelli (Automotive) – Ongoing development phase, with Gen IV/Gen V: Charger/Converter, Inverter • Other: Continuing design-ins with other Japan EV, for CY 2023-2024 dc-dc and obc opportunities Government Revenue and Epi Business • Navy and Govt. Programs – On track, $0.9m in FQ4’22. Epi for RF (Navy, DARPA), 1200V R&D (ARPA-E) • Additional Epi customers (rf) – Ongoing, primary focus on internal power products ramp 20

NASDAQ: TGAN Key Financial Highlights Record Product Revenue, Improving EPS, TGAN now on NASDAQ 21

NASDAQ: TGAN Electric Vehicle (EV) Market Adoption 5G Market Adoption Positioned to Grow Across Multiple Segments Adoption / Growth CY 2021-2022 • Multiple revenue streams in place • Growing production across multiple segments • Shipped > 1M units in December 2021 • Continued investment in growth across all aspects of the company • Investing in capacity increases Execution and Expansion CY 2023 • Broad market inflection point • Ramping revenue across consumer, data centers and crypto segments • Continue to scale capacity aggressively • Initial wins in automotive segment Continued government contracts Achieve Target Model CY 2024+ • Continued momentum and broad market expansion • Automotive adoption growth • Leader in High Power, EV, Consumer segments • Positive cash flow generation • Execute to target model 22

# Key Investment Highlights

## GaN Power Semiconductor Pioneer and Leader

### Disruptive Technology

GaN Enables Next Generation Power Conversion Solutions – 99% Efficiency[1], 50% More Compact/Lightweight, Lower System Cost

### Large Market Opportunity

Transphorm's GaN Solutions will Enable the Future of Electric Vehicles and Fast-charging for 5G – Contributing to GaN TAM growing to $6B[2] in 2026

### Validation From Blue Chip Partners and Customers

Including KKR, Marelli, Yaskawa, SAS, Nexperia, Microchip, Diodes and the U.S. DoD(Navy), DOE


GaN
REVOLUTION

### Ramping Commercially with Strong Manufacturing Base

Technology and Product Development completed, Integrated Manufacturing, $24.1M FY-22 Revenues, Target >50% LT CAGR

### Best-In-Class Differentiated GaN Technology + Industry's Strongest IP Position

IP Portfolio Appraised in Excess of $200M[3]
Leader in Quality + Reliability, > 40 Billion Field hours, Silicon-like Reliability[4]

### Team Led by World-Renowned GaN Experts

Proven Leadership, 18 PhDs and Over 300 Years of GaN Expertise

1 Measured TGAN >99% efficient power stages, commercial implementations
2 See slide 10 on GaN TAM Analysis
3 2021 Analysis done for GaN portfolio using Intracom Group Intellectual Property Solutions' patent valuation models based on 27 independent criteria, value consists of Transphorm's owned or exclusively licensed patents (non-exclusive patents not included)
4 Based on field performance, low power and high power GaN, FIT (Failure in Time) < 0.3 / Billion hours

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NASDAQ: TGAN Appendices Financials

NASDAQ: TGAN Consolidated Balance Sheets 25 Subject to completion of audit procedures

NASDAQ: TGAN Condensed Consolidated Statements of Operations 26 Subject to completion of audit procedures

NASDAQ: TGAN GAAP to NON-GAAP Reconciliation 27 Subject to completion of audit procedures

NASDAQ: TGAN Investor Relations Contact: David Hanover or Jack Perkins KCSA Strategic Communications transphorm@kcsa.com